UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 29, 2010

                                   CCVG, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        000-27055                                           84-1472763
---------------------------                                -------------
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)

            2460 W. 26th Avenue, Suite 380-C, Denver, Colorado 80211
            ---------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: (303) 380-8280

                             Concord Ventures, Inc.
                            ------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 29, 2010, Concord Ventures, Inc., a Colorado corporation, entered into an Agreement and Plan of Merger with its wholly owned subsidiary, CCVG, Inc., a Delaware corporation in order to redomicile in Delaware. Under the Agreement, Concord Ventures, Inc. ("Concord") shares of common stock will convert automatically to CCVG, Inc. ("CCVG") shares, without change or necessity to reissue. Also under the Agreement, CCVG will be the surviving company, as domiciled in Delaware.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF  INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

     On September 29, 2010, Concord Ventures, Inc., a Colorado corporation, entered into an Agreement and Plan of Merger with its wholly owned subsidiary, CCVG, Inc., a Delaware corporation in order to redomicile in Delaware. Under the Agreement, Concord Ventures, Inc. ("Concord") shares of common stock will convert automatically to CCVG, Inc. ("CCVG") shares, without change or necessity to reissue. Also under the Agreement, CCVG will be the surviving company, as domiciled in Delaware.

     There were no amendments or alterations to the rights, privileges, or provisions of the stock in the redomicile.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        a)  Financial Statements - Not Applicable

        b)  Exhibits -  Not Applicable

            1.   Agreement and Plan of Merger
            2.   Statement of Merger (Colorado)
            3.   Certificate of Merger (Delaware)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              CCVG, INC.
                                              ----------
                                             (Registrant)

                                    Dated: October 11, 2010



                                    /s/ David J. Cutler
                                    --------------------------------
                                    David J. Cutler, President